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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): January 14, 2002

                             U.S. Industries, Inc.
                           (Exact Name of Registrant
                         as Specified in Its Charter)


           Delaware                      1-14557                 22-3568449
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

        101 Wood Avenue South
             Iselin, N.J.                                        08830-0169
(Address of Principal Executive Offices)                         (Zip Code)

                                 (732) 767-0700
              (Registrant's Telephone Number, Including Area Code)

         (Former Name or Former Address, if Changed Since Last Report)

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Item 2. Acquisition or Disposition of Assets.

     On January 14, 2002, the registrant sold its non-powered lawn and garden tools business (the "Business") to Wind Point Partners V, L.P. and Wind Point Partners IV, L.P. and their affiliates, an investment group based in Chicago, IL ("Wind Point") pursuant to the Stock and Asset Purchase Agreement dated as of December 21, 2001 among the registrant, JUSI Holdings, Inc. ("JUSI"), Spear & Jackson plc, USI Global Corp. ("Global"), USI Canada Inc. and ATT Acquisition Co. (the "Ames Agreement"), as amended by Amendment No. 1 to the Purchase Agreement ("Amendment No. 1"). As provided in the Ames Agreement, as amended, registrant sold all of the outstanding capital stock of Ames True Temper, Inc., a Delaware corporation, IXL Manufacturing Company, Inc., a Missouri corporation, and True Temper Limited, an Irish corporation, and the assets and liabilities of the Garant division of USI Canada Inc. to Wind Point. The purchase price for the Business was $165 million in cash, subject to adjustment based on working capital. At closing, $4.5 million was funded into an escrow account which will be used to satisfy indemnification obligations of the registrant to the extent arising under the Ames Agreement. The total value of the consideration paid for the Business was determined based on arm's length negotiations between the registrant and Wind Point.

     On January 16, 2002, the registrant sold all of its interests in Strategic Finance Company, a Delaware corporation ("Finance"), and Strategic Industries, LLC, a Delaware limited liability company ("Strategic"), to Citicorp Venture Capital Equity Partners, L.P. ("Citicorp"). These interests consisted of (i) an aggregate principal amount of $156,944,079 of 12.5% Senior Notes due 2007 (the "Strategic Notes") issued by Finance, and (ii) 157,072 Class A Common Membership Units and 177,174 Series A Junior Preferred Membership Units (together, the "Strategic Interests") of Strategic. The purchase price for the Strategic Notes and the Strategic Interests was approximately $107 million in the aggregate. The total value of the consideration paid for the Strategic Notes and the Strategic Interests was determined based on arm's length negotiations between registrant and Citicorp. The sale of the Strategic Notes and Strategic Interests was consummated on the terms set forth in the Securities Purchase Agreement dated as of January 15, 2002 among the registrant, JUSI, Global, Strategic, Finance, as agent, Strategic Finance, LLC, as agent, and other parties listed on the signature pages thereto and the Securities Purchase Agreement dated as of January 15, 2002 among the registrant, Strategic Membership Company and Citicorp.

     The Ames Agreement, Amendment No. 1, the Strategic Note Purchase Agreement and Strategic Stock Purchase Agreement which are filed as Exhibits 2.1, 2.2,
2.3 and 2.4 to this current report on Form 8-K are incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits   Description

         2.1 Stock and Asset Purchase Agreement dated as of December 21, 2001 among JUSI Holdings, Inc., Spear & Jackson plc, USI Global Corp., USI Canada Inc., U.S. Industries, Inc. and ATT Acquisition Co. (previously filed as Exhibit
                    10.33 to the registrant's Form 10-K on January 14, 2002)

         2.2 Amendment No. 1 to the Stock and Asset Purchase Agreement dated as of January 14, 2002 among JUSI Holdings, Inc., Spear & Jackson plc, USI Global Corp., USI Canada Inc., U.S. Industries, Inc. and ATT Acquisition Co.

         2.3 Securities Purchase Agreement dated as of January 15, 2002 among U.S. Industries, Inc., JUSI Holdings, Inc., USI Global Corp., Strategic Industries, Inc., Strategic Finance Company, as agent, Strategic Finance, LLC, as agent, and other parties listed on the signature pages thereto


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         2.4        Securities Purchase Agreement dated as of January 15,
                    2002 among U.S. Industries, Inc., Strategic Membership Company and Citicorp Venture Capital Equity Partners, L.P.

        99.1        U.S. Industries, Inc. Press Release dated January 14, 2002.

        99.2        U.S. Industries, Inc. Press Release dated January 16, 2002.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         U.S. Industries, Inc.


Date: January 18, 2002                   By: /s/ Steven C. Barre
                                            ----------------------------
                                            Name:  Steven C. Barre
                                            Title: Senior Vice President,
                                                   General Counsel and
                                                   Secretary